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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                          April 29, 2004
                                                            --------------

                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     0-10786                   13-3032158
        --------                     -------                   ----------
     (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

  702 Spirit 40 Park Drive, Chesterfield, Missouri               63005
  ------------------------------------------------               -----
      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number,
including area code                                         (636) 530-8000
                                                            --------------
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Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

      See the Index to Exhibits attached hereto.

Item 12. Results of Operations and Financial Condition.

      On April 29, 2004, the registrant issued an earnings release announcing its financial results for the fiscal quarter ended March 31, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1. On April 30, 2004, the registrant held a conference call to announce and discuss its financial results for the fiscal quarter ended March 31, 2004. A transcript of the conference call is furnished herewith as Exhibit 99.2.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INSITUFORM TECHNOLOGIES, INC.


                                   By:   /s/ Christian G. Farman
                                      ------------------------------------------
                                      Christian G. Farman
                                      Vice President and Chief Financial Officer

Date: May 6, 2004
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                                INDEX TO EXHIBITS

Exhibit    Description
-------    -----------
99.1       Earnings release of Insituform Technologies, Inc., dated
           April 29, 2004, announcing its financial results for the
           fiscal quarter ended March 31, 2004.

99.2 Transcript of Insituform Technologies, Inc.'s April 30, 2004 conference call held to announce and discuss its financial results for the fiscal quarter ended March 31, 2004.